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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549

                                     Form 8-K

                                   Current Report


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                 Date of Report (Date of earliest event reported)
                                 September 18, 1996



                           COMMISSION FILE NO.:  1-13936


                                RELIANCE BANCORP, INC.
                                ----------------------
             (Exact name of registrant as specified in its charter)


Delaware                                                         11-3187176
- ---------------------------------------------               --------------------
(State or other Jurisdiction of Incorporation                (IRS Employer or
organization)                                                Identification No.)


585 Stewart Avenue, Garden City, New York                          11520
- ---------------------------------------------               --------------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code             (516) 222-9300
                                                            --------------------




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Item 5.  Other Events.
         -------------

1. On September 18, 1996, Reliance Bancorp, Inc. (the "Company") announced that its Board of Directors had adopted a Stockholder Protection Rights Plan and, pursuant to the plan, declared a dividend of one preferred share purchase right for each outstanding share of common stock of the Company on the record date of October 3, 1996. Attached hereto is the press release announcing the adoption of the Stockholder Protection Rights Plan.

2. On September 18, 1996, the Company announced that its Board of Directors had declared a cash dividend of $0.14 per common share for the quarter ending September 30, 1996. The dividend will be payable on October 18, 1996 to stockholders of record on October 4, 1996. Attached hereto is the press release announcing the dividend.

Item 7(c)  Exhibits.
           ---------

Exhibit 99.1 Press Release announcing adoption of Stockholder Protection Rights Plan dated September 18, 1996.

Exhibit 99.2 Press Release announcing declaration of cash dividend dated September 18, 1996.





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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      By:  /s/ Raymond A. Nielsen
                                           -------------------------------------
                                           Raymond A. Nielsen
                                           President and Chief Executive Officer



Dated:  September 30, 1996